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                                                                    EXHIBIT 99.2


                        CERTIFICATION OF PERIODIC REPORT
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                      AS CODEFIED AT 18 U.S.C. SECTION 1350


I, the undersigned Elbert L. Thomas, Jr., Executive Vice President and Chief Financial Officer of First Tennessee National Corporation ("Corporation"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, as follows:

1. The Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:  August 12, 2002


                                  /s/ Elbert L. Thomas, Jr.
                                  ---------------------------------------------
                                  Elbert L. Thomas, Jr.
                                  Executive Vice President and Chief Financial
                                  Officer